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                                                                                                 EXHIBIT 1.A.(10)(a)(3)
Life Insurance                                                                                              Application
                                                                                                                 Part 1

                                        Use this form when applying for or requesting a
                                        change to Merrill LynchFunds
                                        -       Investor Life-SM
                                        -       Investor Life Plus-SM
                                        -       Estate Investor I-SM
                                        -       Estate Investor II-SM

--------------------------------------------------------------------------------------------------------------------------
 In the questions below, the        Merrill Lynch account number               Policy Number
 terms YOU and YOUR refer to the             0000                                      1234
 policy owner.  The instructions
 following the question in each
 section apply to the Financial
 Consultant/Agent.  The terms WE,   IF YOU ARE REQUESTING A CHANGE TO YOUR EXISTING POLICY, PLEASE SKIP TO
 OUR and US refer to Merrill        SECTION 14.
 Lynch Life Insurance Company.
--------------------------------------------------------------------------------------------------------------------------
 1   WHO WILL BE INSURED BY THIS    Title (Mr., Mrs., etc.)         Name of Proposed Insured #1 (first, middle, last)
     POLICY?

                                        MR.                         RICHARD ROE

                                    Permanent residence address (street name and number)

                                    234 ANYSTREET

                                    City             State          Zip Code                  Social Security Number

                                    ANYTOWN  US                     01234                     123-45-6789

                                    Sex      Marital status         Date of birth (m/d/y)     Place of birth (City, state)

                                    M        SINGLE                 8/12/61                   ANYWHERE, US

                                    Employer's name and address

                                    ACE ENGINEERING, ANYWHERE, USA

                                    Occupation (duties)             Annual income             Net worth

                                    ENGINEER                        $200,000                  $1,000,000
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Life Insurance                                                                                              Application
                                                                                                                 Part 1


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 2   COMPLETE THIS SECTION ONLY     Title (Mr., Mrs., etc.)         Name of proposed Insured #2 (first, middle, last)
     IF THERE IS A SECOND PERSON
     TO BE INSURED BY THIS POLICY

                                    Permanent residence address (street name and number)

                                    City             State          Zip Code                  Social Security Number

                                    Sex      Marital Status         Date of birth (m/d/y)     Place of birth city,
                                                                    state)

                                    Relationship to Proposed Insured #1

                                    Employer's name and address

                                    Occupation (duties)             Annual Income             Net worth



--------------------------------------------------------------------------------------------------------------------------
 3   PLEASE TELL US WHERE AND       PROPOSED INSURED #1
     WHEN WE CAN CALL               Home phone number                                  Business phone number

 Please be sure to indicate the     (354) 888-2345                                       (800) 859-7609
 time zone in the space provided.   The most convenient place to call          Best days
                                    X   BUSINESS     HOME                      MONDAY - FRIDAY
                                    Best times                                 Time Zone              Atlantic Eastern
                                             9:00 - 5:00                       Central Mountain                Pacific
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Life Insurance                                                                                                 Application
                                                                                                                    Part 1





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 4   WHO WILL OWN THE POLICY?       X   PROPOSED INSURED #1                            TRUST
     (Please check a box)               PROPOSED INSURED #2                            CORPORATION
 If the policy has more than one        BOTH, WITH RIGHT OF SURVIVORSHIP               OTHER
 owner, we will send the policy
 information to the owner whose     IF YOU CHECKED "TRUST," "CORPORATION" OR "OTHER," PLEASE COMPLETE THE FOLLOWING
 address appears here.              Full name of policy owner (first, middle, last)

 If you wish to name a contingent   Permanent residence address (street name and number)
 owner, please provide details in
 Section 15, Comments.              City             State                     Zip Code                 Telephone number
                                                                                                        (   )

                                    Social Security or                         Date of birth/trust date (m/d/y)
                                    Taxpayer ID number

                                    Relationship to Proposed Insured #1        Relationship to Proposed Insured #2

                                    If this is a trust-owned policy with more than one trustee, does the trust agreement give
                                    trustees the power to act independently of each other?                       Yes     No


--------------------------------------------------------------------------------------------------------------------------
 5   Who Will be your               Primary beneficiaries
     beneficiary?

                                    Name of beneficiary                      Relationship to Proposed Insured #1 and #2

                                        JANE ROE                    100%                      MOTHER

                                                                       %

                                    Contingent beneficiaries

                                                                             Relationship to Proposed Insured #1 and #2
                                                                       %


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 6   COMPLETE THIS SECTION IF YOU   Merrill Lynch Funds Investor Life SM
     ARE APPLYING FOR INVESTOR
     LIFE

                                    Premium amount                  Face amount (if specifying)
                                    $                               $

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 7   COMPLETE THIS SECTION IF YOU   Merrill Lynch Funds Investor Life Plus-SM
     ARE APPLYING FOR INVESTOR
     LIFE PLUS
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Life Insurance                                                                                              Application
                                                                                                                 Part 1


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                                    Premium amount                  Face amount (if specifying)
                                    $   2,000                       $        56,600

                                    Number of years                 Payment frequency:        Annually         Quarterly
                                             7                                                Semi-            Monthly
                                                                                               Annually

                                    The first annual premium must be paid in one lump sum.  Future premium may be paid monthly, quarterly, semi-annually or annually.


--------------------------------------------------------------------------------------------------------------------------
 8   COMPLETE THIS SECTION IF YOU       Merrill Lynch Funds Estate Investor I-SM
     ARE APPLYING FOR ESTATE            Merrill Lynch Funds Estate Investor II-SM
     INVESTOR I OR ESTATE
     INVESTOR II                    Base policy face amount           Initial premium

 Please see the Estate Investor I   Additional insurance              Death benefit option (please check one)
 or Estate Investor II prospectus   rider (if any)            $                Option 1                 Option 2
 to find out how to calculate the   Total face amount                 Other benefits (please list them here)
 minimum initial premium and for                              $
 details about making additional
 premium payments.                  Additional premium amounts                 Number of years
                                    $

                                    Payment frequency:                Annually                  Quarterly
                                                                      Semi-Annually             Monthly



--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 9   HOW WOULD YOU LIKE TO PAY          Check
     YOUR PREMIUMS?                 X   CMA copyright Insurance Service
     (Please check a box)               Other (e.g., SPIAR if available or 1035 exchange, etc. Please provide details in Section
                                        15, Comments.)
 If premiums will be paid from a
 CMA account that belongs to            Are you paying a premium with this application?         Yes     X  No
 someone other than the owner or
 the owner's spouse, please             IF YES, PLEASE COMPLETE THE TEMPORARY INSURANCE AGREEMENT FOLLOWING THIS APPLICATION, AND
 complete a Letter of                   GIVE THE ORIGINAL TO THE POLICY OWNER.
 Authorization.
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 Life Insurance                                                                                                Application
                                                                                                                    Part 1

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 10  HOW WOULD YOU LIKE US TO       Investment division
     INVEST YOUR PREMIUM AFTER
     THE FREE LOOK PERIOD?          1.  INTERMEDIATE GOVERNMENT BOND PORTFOLIO                  50      %

 While we are processing the        2.  HIGH YIELD PORTFOLIO                                    50      %
 application and for the free
 look period, the initial premium   3.                                                                  %
 will be invested in the money
 market investment division as      4.                                                                  %
 described in the prospectus.
                                    5.                                                                  %

                                                                                         TOTAL 100      %

--------------------------------------------------------------------------------------------------------------------------
 11  WILL THIS POLICY REPLACE OR    X   No - go to Section 12
     CHANGE AN EXISTING LIFE
     INSURANCE POLICY OR ANNUITY?       Yes -        please tell us the name(s) of the insured(s) and the company that issued the policy being replaced, and complete all required replacement forms for
 If you are buying this policy                       each insured.  Complete all 1035 Exchange form requirements, if there are
 using a loan from an existing                       any.
 policy, it is considered a
 replacement.                           Name(s) of insured(s) and company
---------------------------------------------------------------------------------------------------------------------------------
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 12  CAN YOUR FINANCIAL             Do we have your permission to accept telephone or written instructions from your Financial
     CONSULTANT ACT ON YOUR         Consultant on record to
     BEHALF?                        -   make reallocations                                              X Yes    No
                                    -   take out loans or make partial withdrawals on your behalf? X Yes No

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 13  CHECK A BOX TO TELL US IF      X   You are not, and have never been, subject to backup withholding tax.
     YOU ARE SUBJECT TO BACKUP
     WITHHOLDING TAX                    You were previously subject to backup withholding tax, but the IRS has told you that you are no longer subject to it.
 Backup withholding tax is
 implemented when the Internal          You have been told by the IRS that you are currently subject to backup withholding tax.
 Revenue Service determines that
 a taxpayer has failed to report
 all interest or dividends on a
 tax return.
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Life Insurance                                                                                              Application
                                                                                                                 Part 1

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 14  COMPLETE THIS SECTION ONLY         Exercise of Policy Split Rider Option
     IF YOU ARE REQUESTING A
     CHANGE TO AN EXISTING POLICY       Change in Additional Insurance Rider

 ALSO COMPLETE SECTIONS 15 - 17              Increase by $ _____________________ (Complete Part 2)
 OF THIS APPLICATION                         Decrease by $ _____________________
 PART 1
                                        Change in Death Benefit Option

                                             Change from Option 1 to 2 (Complete Part 2)
                                             Change from Option 2 to 1

                                        Decrease face amount of base policy by $ _______________________

                                        A policy change may change your policy's tax status and subject it to the rules associated with Modified Endowment Contracts ("MEC").  If the change causes your policy to become a MEC, your Financial Consultant will contact you to discuss the change and tell us how you wish to proceed.

                                        Other

---------------------------------------------------------------------------------------------------------------------------------
 15  COMMENTS


                                     --------------------------------------------------------------------------------------------
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Life Insurance                                                                                              Application
                                                                                                                 Part 1

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 16  PLEASE READ THIS SECTION       Your signature on Section 17 of this application confirms that you have read and understood
     BEFORE YOU SIGN THIS FORM      the following information.

 Both the owner and those being     SUITABILITY OF YOUR POLICY
 insured by this policy must read
 this section.                      When you buy this policy, you are making a commitment to meeting your long-term insurance needs and financial goals.  The death benefit, cash surrender value and duration of your policy depend on the policy's investment experience and may change.

                                    We guarantee that the death benefit of your policy will never be less than the face amount and that the duration of the policy depend on the policy's investment experience and may change.

                                    We guarantee that the death benefit of your policy will never be less than the face amount and that the duration of the policy will never be less than its Guarantee Period.

                                    We do not guarantee a minimum cash surrender value.  Your cash surrender value could be less than the premiums you paid, even if there are no policy loans and you make no partial withdrawals.

                                    AGREEMENT

                                    The information in this application is true and complete to the best of your knowledge, and we may rely upon it when deciding whether to issue or modify the policy.

                                    Parts 1 and 2 of this application will be included in your insurance policy.  We may make a correction to the application in the corrections section on the last page of this application, but will not change the plan, benefits applied for, amount of insurance, age at issue or underwriting class unless you agree to the change in writing.  If there are any changes, you approve them when you accept the policy.  No other changes may be made.

                                    Unless otherwise provided by the Temporary Insurance Agreement, you insurance policy will take effect when you accept your policy, as long as:

                                    -   those being insured by the policy are still living
                                    -   the initial premium is paid
                                    -   the information in Parts 1 and 2 of this application continues to be true and complete
                                    -   the health of those being insured is the same as stated in the application.

                                    If you want, we will prepare an illustration for you that compares the death benefit and cash surrender value of this policy to a fixed life insurance policy.  We will furnish any information that may be required by the insurance supervisory official of the jurisdiction in which the policy is delivered.

                                    AUTHORIZATION

                                    By signing in Section 17 below you authorize Merrill Lynch Life Insurance Company to:

                                    -   obtain information from any physician, hospital or other health care provider, insurance company, the Medical Information Bureau, or any
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Life Insurance                                                                                                        Application
                                                                                                                           Part 1

---------------------------------------------------------------------------------------------------------------------------------
 PLEASE READ THIS SECTION BEFORE    other organization, institution or person with records or knowledge of you or your health,
 YOU SIGN THIS FORM                 including information that is not health-related, that might effect your insurability or the
 (continued)                        insurability of your minor children who are to be insured by this policy.

                                    -   share that information with our reinsurers and other insurance companies to which you may apply for life or health insurance.

                                    -   obtain consumer investigative reports, if necessary.

                                    This authorization is valid for 2 1/2 years from the date you sign below.  A photocopy of this document is as valid as the original.

                                    ACKNOWLEDGEMENT

                                    By signing in Section 17 below, you also acknowledge that you have received a copy of the prospectus, the Fair Credit Reporting Act and Medical Information Bureau notices.  If you are applying for Estate Investor I or Estate Investor II and the Accelerated Death Benefit
                                    Rider is available in your jurisdiction, you acknowledge receipt of the disclosure statement for the Rider.

                                    CERTIFICATION (FOR NEW ISSUES ONLY)
                                    YOUR SIGNATURE BELOW CONFIRMS THAT THE INFORMATION IN SECTION 13 IS TRUE.

                                    -   UNDER PENALTY OF PERJURY YOU CERTIFY THAT THE SOCIAL SECURITY AND TAXPAYER ID NUMBERS IN
                                        SECTION 1, 2 AND 4 OF THIS APPLICATION ARE CORRECT.

                                    -   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                        DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
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Life Insurance                                                                                              Application
                                                                                                                 Part 1

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 17  PLEASE SIGN HERE AFTER YOU     PROPOSED INSURED #1 (or parent/guardian if under age 15)
     HAVE READ SECTION 16
                                    Print name                                                  Signature
 If the owner is signing on         RICHARD ROE                                                 RICHARD ROE
 behalf of a trust or
 corporation, the title must        PROPOSED INSURED #2 (or parent/guardian if under age 15)
 appear after the name (e.g.,       Print name                                                  Signature
 Jane Smith, Trustee)

 If there is more than one owner,   POLICY OWNER (if other than above)
 all must sign in this section.     Print name (include title if appropriate)                   Signature


                                    POLICY CO-OWNER
                                    Print name (include title if appropriate)                   Signature


                                    LICENSED COMPANY REPRESENTATIVE
                                    (FINANCIAL CONSULTANT OR INSURANCE SPECIALIST)
                                    Print name                                                  Signature
                                    ROBERT AGENT                                                ROBERT AGENT

                                    SIGNED AT:
                                    City                              State                     Date (m/d/y)
                                    ANYWHERE                          US                        11/10/93
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Life Insurance                                                                                              Application
                                                                                                                 Part 1

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 18  FINANCIAL CONSULTANT/          1.  Has a current prospectus been given to the policy owner?                 Yes      No
     INSURANCE SPECIALIST REPORT
                                    2.  To the best of your knowledge, is this policy replacing
 This section must be completed         or changing an existing life insurance policy or
 and signed by both the Financial       annuity?  (IF YOUR CLIENT IS BUYING THIS POLICY                          Yes      No
 Consultant and the Insurance           USING A LOAN FROM AN EXISTING POLICY, IT IS CONSIDERED
 Specialist before the                  A REPLACEMENT.)
 application can be processed.
                                    By signing below the undersigned confirm that they believe the coverage is suitable, and the
 Complete this section for new      values, benefits and costs of the insurance suit the objectives of the policy owner and
 applications only.                 those being insured by this policy.

                                    Print name of Financial                    Social Security Number            Branch office
                                     Consultant
                                    ROBERT AGENT                               ###-##-####                       HERE

                                    Signature of Financial Consultant                                            Date (m/d/y)
                                    ROBERT AGENT                                                                 11/10/93

                                    Print name of Insurance                    Social Security Number            Branch office
                                     Specialist
                                    FRED GREEN                                 ###-##-####                       HERE

                                    Signature of Insurance Specialist                                            Date (m/d/y)
                                    FRED GREEN                                                                   11/10/93
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 FOR MERRILL LYNCH USE
 ONLY

 This section is for corrections.





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                            AMENDMENT OF APPLICATION

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                  Variable Life Service Center, P.O. Box 9025
                     Springfield, Massachusetts 01102-9025

I, JOHN J JONES, hereby amend my application to the Merrill Lynch Life Insurance Company, Policy No. CM4000030, dated November 20, 1996, as follows:

-  THE CONTINGENT BENEFICIARY IS JEFFREY J JONES.
-  THE INITIAL FACE AMOUNT IS $10,060,773.00
-  THE PRIMARY OWNERS ARE JOHN J JONES, JANE J JONES.





   I hereby agree that these changes shall be an amendment to and form a part of the original application and of the Policy issued thereunder, if any, and that they shall be binding on any person who shall have or claim any interest under such Policy.
   If, by the above amendment, I have agreed to any special restriction in the Policy applied for in my original application, the consideration for such agreement shall be deemed to be the issuance to me of such Policy containing such restriction.

Dated at ANYWHERE, US             this 5th day of FEBRUARY 1996

Witness ROBERT A. WITNESS         JOHN J. JONES
        -----------------         -------------
        To be signed by witness   Signature of proposed insured

                                  JANE J. JONES
                                  -------------
                                  Signature of policy owner, if other than the
                                          proposed insured


50700H                             SPECIMEN                                11/95